                                     SPRINT
                       CUSTOM NETWORK SERVICE AGREEMENT


This Custom Network Service Arrangement by and between SPRINT COMMUNICATIONS COMPANY L.P., a Delaware limited partnership, 8140 Ward Parkway, Kansas City, Missouri 64114 ("Sprint") and Hospitality Marketing Consultants, LLC ("Customer") establishes certain interstate and international Discounts as well as related terms and conditions governing Sprint's provision of telecommunications services to Customer. The Discounts ("Discounts") set forth in this Agreement apply to Customer's Network Services and other services eligible to receive Discounts as specified herein.

Sprint is a telecommunications common carrier providing interstate and international services pursuant to tariffs on file with the Federal Communications Commission (F.C.C.) and intrastate services pursuant to tariffs on file with the various state regulatory commissions (collectively referred to as "Tariff(s)") and from time to time Sprint amends the Tariffs. Sprint provides enhanced voice and data telecommunications services pursuant to written agreements. Sprint and Customer are referred to collectively herein as the "Parties" and individually as a "Party".


1. TERM. The term ("Initial Term") of this Agreement is 33 months, including a 9 month Ramp-Up Period, commencing on the first day of the first complete billing month following execution of this Agreement by both parties ("Commencement Date"). At the conclusion of the Initial Term, Customer may renew the Agreement for up to two additional 12 month periods ("Renewal Term(s)"), upon providing 90 days written notice to Sprint prior to the conclusion of the Initial Term or prior to the conclusion of the then current Renewal Term, as the case my be. The Initial Term and, if applicable, the Renewal Term(s) will be referred to collectively hereinafter as the Term. Upon the expiration or other termination of this Agreement Sprint will provide services to Customer at then current Tariff rates.


2. NETWORK SERVICE CHARGES. Subject to all of the conditions and limitations set forth in this Agreement and Sprint F.C.C. Tariff No. 12, Customer will receive the Network Service charges set forth in Attachment A to the Agreement.

3.   SERVICE COMMITMENT.


          a. During each Contract Year of the Term Customer agrees to purchase at least [REDACTED*] ("Minimum Annual Commitment") of MSC Contributory Services. Contract Year is defined as the twelve month billing, period starting on the Commencement Date and any anniversary thereof. MSC Contributory Services are defined as Customer's VPN Premiere, VPN Premiere FONCARD (usage and surcharges), Premier Toll Free and IP



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          Products and Service Usage Charges calculated after all available
          Discounts. If Customer fails to satisfy the Minimum Annual Commitment, in addition to all other applicable charges, Customer will pay Sprint the difference between the Minimum Annual Commitment and Customer's actual usage charges for MSC Contributory Services for each Contract Year in which Customer does not achieve the Minimum Annual Commitment.


     b. If Customer terminates this Agreement or ceases to use Network Services to any material extent, except as provided in Section 5.f. below, Customer will pay to Sprint the Minimum Annual Commitment divided by [REDACTED*] multiplied by the number of billing months remaining in the Term. Sprint will bill Customer for such amount on its next regular invoice and such amount will be due and payable according to the payment terms contained in the Tariff.

     c. Beginning with the first month following the Ramp Up Period, Customer agrees to purchase at least (i) [REDACTED*] minutes in Second MAC Contract Year One and (ii) [REDACTED*] minutes in Second MAC Contract Year Two ("Second MAC") of Second MAC Contributing Services. Second MAC Contract Year is defined as the twelve month billing period starting on the day following the Ramp Up Period and any anniversary thereof. Second MAC Contributory Services are defined as Customer's Sprint International Access Service Usage Charges. Customer's Second MAC Contributory Services Usage Charges during the Ramp Up Period shall contribute to Customer's Second MAC for Contract Year One. If Customer fails to satisfy the Second MAC, in addition to all other applicable charges, Customer will pay Sprint a shortfall liability calculated based upon the applicable table below, for each Second MAC Contract Year in which Customer does not achieve the Second MAC.

          Second MAC Contract Year One:

          Actual Second MAC
          Contributory Services
          Usage Minutes            Shortfall Liability
          -------------            -------------------
          [REDACTED*]              [REDACTED*]

          *If, during Second MAC Contract Year One, Customer's Actual Second MAC Contributory Services Usage Minutes are less than [REDACTED*]. Customer


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          must pay to Sprint [REDACTED*], in addition to the shortfall liability described in the table above.

          Second MAC Contract Year Two:

          Actual Second MAC
          Contributory Services
          Usage Minutes            Shortfall Liability
          -------------            -------------------
          [REDACTED*]              [REDACTED*]

          **If, during Second MAC Contract Year Two, Customer's Actual Second MAC Contributory Services Usage Minutes are less than [REDACTED*]. Customer must pay to Sprint [REDACTED*], in addition to the shortfall liability described in the table above.

     d. If Customer terminates this Agreement or ceases to use Network Services to any material extent in Second MAC Contract Year One, except as provided in Section 5.f. below, Customer will pay to Sprint a termination liability calculated as follows: $[REDACTED*] multiplied by Customer's Second MAC for Second MAC Contract Year Two plus $[REDACTED*] multiplied by the difference between Customer's Actual Second MAC Contributing Services usage Minutes in Second MAC Current Year One and Customer's Second MAC for Second MAC Contract Year One. Sprint will bill Customer for such amount on its next regular invoice and such amount will be due and payable according to the payment terms contained in the Tariff.

     e. If Customer terminates the Agreement or ceases to use Network Services to any material extent in Second MAC Contract Year Two, except as provided in Section 5.f. below, Customer will pay to Sprint a termination liability calculated as follows: $[REDACTED*] multiplied by the difference between Customer's Actual Second MAC Contributory Services Usage Minutes in Second MAC Contract Year Two and Customer's Second MAC in Second MAC Contract Year Two. Sprint will bill Customer for such amount on its next regular invoice and such amount will be due and payable according to the payment terms contained in the Tariff.


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN
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     f.   If Customer elects to purchase a new Service offering made available by Sprint during the Term as a direct substitute and replacement Service for any MSC Contributory Service, Customer's Service Usage Charges for its use of the new Service will contribute toward Customer's Minimum Service Commitment.

4.   PAYMENT TERMS.


     All amounts stated on each monthly invoice will be due and payable upon receipt. The cost of services provided is exclusive of any applicable sales, use, excise and like taxes, which will be separately stated and included on each monthly invoice. All valid charges for services provided that remain unpaid by Customer for a period of sixty (60) days or more after the date of the invoice will be subject to interest from the date of the invoice at a rate of up to one and one-half percent (1-1/2%) per month, or the maximum rate allowable by applicable law. If Customer fails to pay for services in accordance with the terms of the Tariffs and the terms set forth in this Section, Customer will not receive Discounts.


     In the event Customer, in good faith, disputes Sprint's computation of amounts due and owing within all applicable legal periods of limitation, Customer may withhold payment of the disputed amount. Customer must pay all charges which are not in dispute in accordance with the payment terms set forth in this Section. An amount will not be considered "in dispute" until Customer has provided Sprint with written documentation explaining the disputed amount. Customer must cooperate with Sprint to resolve any dispute expeditiously. All disputed amounts are payable immediately upon Sprint's written denial of the dispute.

5.   OTHER TERMS AND CONDITIONS.

     a.   Terms used in this Agreement are defined in Sprint F.C.C. Tariff
          No. 12. All Standard Custom Network Service Arrangement terms and conditions in Sprint F.C.C. Tariff No. 12 apply to this Agreement. Rates, charges and discounts for call types, service elements, features and other products and services not in this Agreement will be those provided under the applicable Sprint base service tariff or public price list. Additional terms and conditions relating to services provided to Customer are contained in the applicable tariffs. The terms and conditions of any Tariff and/or other discount or incentive programs apply to the services and discounts or incentives available under such Tariff or program. In order to receive Term Plan or other incentive discounts Customer must execute the applicable agreements. Any terms and conditions applicable to such discounts and/or programs which Customer elects to participate in are in addition to the terms and conditions applicable to the Discounts.


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN
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     b.   This Agreement and any information concerning its terms, conditions and/or Discounts are the confidential and proprietary information of Sprint and shall be governed by the Agreement for Use and Nondisclosure of Confidential Information executed by Customer and Sprint, dated ____________________, the term of which is extended to be coterminous with the Term of this Agreement.

     c. All notices, requests or other communications arising out of disputes hereunder shall be in writing to the addresses of the parties shown below the parties' signatures at the end of the Agreement.

     d.   Customer must satisfy the following conditions during the Term:

          i)   Sprint must be Customer's "Primary Carrier" and, as such, award
          (1) at least [REDACTED*]% of its domestic telecommunications services to Sprint and (2) [REDACTED*]% of its international calling card services to Sprint where Sprint can provide international calling card services. If, during any billing month of the Term, Customer fails to award [REDACTED*]% of its domestic telecommunication services to Sprint, Sprint may, upon prior written notice to Customer, revise Customer's Network Service charges under this Agreement. If, during any billing month of the Term, Customer fails to award [REDACTED*]% of its international calling card services to Sprint, Sprint may, at its option, terminate this Agreement and assess Customer termination liabilities as detailed in Sections 3.d. and 3.e. above.

          ii) At least [REDACTED*]% of Customer's Sprint Premiere Service usage must be switched Service usage. If Customer fails to satisfy this condition during any billing month of the Term, Sprint may, upon prior written notice to Customer, revise Customer's Network Service charges under this Agreement.

          iii) At least [REDACTED*]% of Customer's Sprint Premiere Service usage must be Off-Peak Service usage. If Customer fails to satisfy this condition during any billing month of the Term, Sprint may, upon prior written notice to Customer, revise Customer's Network Service charges under this Agreement.

          iv) Customer's average completed call duration for its Sprint International Access Service must be at least [REDACTED*] minutes. If Customer fails to satisfy this condition during any billing month of the Term, Sprint may, upon prior written notice to Customer, revise Customer's Network Service charges under this Agreement.

          v) During any Second MAC Contract Year, a quarterly average of at least [REDACTED*]% of Customer's Sprint International Access Service must originate and terminate in the United Kingdom, Canada, Japan, China, Italy,


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          Germany, France, Hong Kong, Switzerland, Netherlands, Malaysia,
          Philippines, Singapore, Taiwan Thailand, Australia and the United States. If Customer fails to satisfy this condition during any Second MAC Contract Year, the Credits for which Customer is eligible will be reduced as set forth in Section 6 of Attachment A.

     e. Neither party may assign any of its rights or delegate any of its obligations under this Agreement without the prior written consent of the other party, which the other party may grant or withhold in its sole discretion. Notwithstanding the foregoing, the parties may assign their rights and benefits and delegate their duties and obligations under this Agreement without the consent of the other party to, in the case of Customer, any Customer Affiliate, PROVIDED THAT the performance of any Customer Affiliate assignee is guaranteed by Customer, and in the case of Sprint, to any entity one hundred percent (100%) owning, owned by or under common ownership with Sprint, PROVIDED THAT the performance of any Sprint assignee is guaranteed by Sprint. Any prohibited assignment or delegation shall be null and void.

     f. Customer agrees to provide prompt written notice to Sprint of any material failure by Sprint to provide Network Services as set forth in the tariffs. If Sprint fails to cure such failure within a reasonable time, Customer may terminate this Agreement on thirty (30) days' written notice to Sprint. A material failure by Sprint shall not include a failure caused by the local exchange carrier, Customer premise equipment, Customer or any other cause beyond the control of Sprint.

     g. During the [REDACTED*] month following the Commencement Date, Sprint and Customer will meet to review the status of Customer's Minimum Service Commitment, growth of its MSC Contributory Services Usage Charges and the rates provided under this Agreement. If Sprint and Customer agree that revisions to this Agreement would be advantageous to both parties, then Sprint and Customer will cooperate in efforts to develop a mutually agreeable amendment that will satisfy the concerns of both parties and comply with all applicable legal and regulatory requirements.


6. ENTIRE AGREEMENT. This Agreement shall constitute the entire understanding between Sprint and Customer regarding Discounts on Network Services and shall supersede all prior proposals, agreements, understandings, negotiations and discussions, whether oral or written, between the parties relating to the Network Services. Customer is not relying upon any representations or promises made by or on behalf of Sprint in entering into this Agreement.


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In order to become effective this Agreement must be duly executed by an authorized officer of Customer and delivered to Sprint on or January 15, 1997, and thereafter executed by an officer of Sprint. All modifications, interlineations, additions, supplements and/or other changes to this Agreement are subject to written acceptance at Sprint Corporate Headquarters.

HOSPITALITY MARKETING                  SPRINT COMMUNICATIONS
CONSULTANTS, LLC                       COMPANY L.P.

By:  /s/ Mokhtar Ramadan               By: /s/ Dave Berry
   -----------------------------          ---------------------------------
Name: Mokhtar Ramadan                  Name: Dave Berry
     ---------------------------            -------------------------------
      (Print/Type)                           (Print/Type)
Title: President                       Title: Vice President Business Sales
      --------------------------             ------------------------------
Date:     Jan. 15, 1998                Date:     1-15-98
      --------------------------             ------------------------------
Address for Notice:                    Address for Notice:
                                       3100 Cumberland Circle
                                       Atlanta, GA 30339


                                       APPROVED
                                       MBB
                                       1/14/98
                                       ----------
                                       SPRINT LAW
                                       DEPT.


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                                    ATTACHMENT A
                                    ------------

                              NETWORK SERVICE CHARGES
                              -----------------------

The following rates, charges and discounts are in lieu of and supersede any promotions or discounts which may be available under applicable Tariffs, including any applicable Tariff Term Plan discount. Consistent with FCC and other regulatory requirements, Sprint will file in its Tariffs a Customer Specific Tariff Option ("CNSA Option") accurately reflecting these rates and charges. Rates and charges for service elements not specified herein, shall be the applicable tariffed rate.

Except for those Services specified as "fixed", Sprint reserves the right to modify the underlying tariffed rates (or list price in the case of a non-tariffed service) against which a specified discount may be applied. Additionally, Sprint reserves the right to pass on to Customer any tax, levy, or other surcharge which Sprint is obligated to pay to a governmental authority or other third-party (e.g. foreign P.T.T.), where: (1) such obligation is imposed by valid and lawful legislation or other regulation, and (2) such obligation arises directly out of the use of Sprint's Services pursuant to this Agreement.

1. VPN PREMIERE DISCOUNT. During each billing month of the Term Customer will receive the following Net Effective Usage rates and Discounts on its VPN Premiere Service:

     a. Customer will be charged a fixed Net Effective Usage rate in the applicable amount from the table below for its interstate VPN Premiere (including VPN Premiere FONCARD) Service Usage Charges.


                        Rate per Minute

              On-On      On-Off   Off-On    Off-Off
              -----      ------   ------    -------
              [REDACTED*]


     b. Customer will be charged a fixed Net Effective Usage rate in the applicable amount from the table below for its intrastate VPN Premiere (including VPN Premiere FONCARD) Service Usage Charges in the following states.


                                Rate per Minute
                                ---------------

     State               On-On          On-Off         Off-On         Off-Off
     -----               -----          ------         ------         -------
     California     [REDACTED*]
     Washington
     Oregon
     Florida
     New York
     Illinois


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     c.   Customer will receive a [REDACTED*]% Net Effective Usage Discount, in lieu of all other Discounts, on its intrastate VPN Premiere (including VPN Premiere FONCARD) Service Usage Charges, except in those states listed in 1.b. above.

     d. Customer will receive a [REDACTED*]% Net Effective Usage Discount, in lieu of all other Discounts, on its domestic and international (domestic origination) VPN Premiere FONCARD per call surcharge.


     e. Customer will be charged a fixed Net Effective Usage rate in the applicable amount from the table below on its international (domestic origin) VPN Premiere (including VPN Premiere FONCARD) Service Usage Charges to the following countries.


                     COUNTRY               RATE PER MINUTE
                     -------
                     Albania                    [REDACTED*]
                     Algeria                    [REDACTED*]
                     American Samoa             [REDACTED*]
                     Andorra                    [REDACTED*]
                     Angola                     [REDACTED*]
                     Anguilla                   [REDACTED*]
                     Antigua                    [REDACTED*]
                     Argentina                  [REDACTED*]
                     Armenia                    [REDACTED*]
                     Aruba                      [REDACTED*]
                     Ascension Island           [REDACTED*]
                     Australia                  [REDACTED*]
                     Austria                    [REDACTED*]
                     Azerbaijan                 [REDACTED*]
                     Bahamas                    [REDACTED*]
                     Bahrain                    [REDACTED*]
                     Bangladesh                 [REDACTED*]
                     Barbados                   [REDACTED*]
                     Belarus                    [REDACTED*]
                     Belgium                    [REDACTED*]
                     Belize                     [REDACTED*]
                     Benin                      [REDACTED*]
                     Bermuda                    [REDACTED*]
                     Bhutan                     [REDACTED*]
                     Bolivia                    [REDACTED*]
                     Bosnia-Herzegovinia        [REDACTED*]
                     Botswana                   [REDACTED*]
                     Brazil                     [REDACTED*]


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                     British Virgin Island      [REDACTED*]
                     Brunei                     [REDACTED*]
                     Bulgaria                   [REDACTED*]
                     Burkina Faso               [REDACTED*]
                     Burundi                    [REDACTED*]
                     Cambodia                   [REDACTED*]
                     Cameroon                   [REDACTED*]
                     Canada                     [REDACTED*]
                     Cape Verde Islands         [REDACTED*]
                     Cayman Islands             [REDACTED*]
                     Central African Rep        [REDACTED*]
                     Chad Republic              [REDACTED*]
                     Chile                      [REDACTED*]
                     China                      [REDACTED*]
                     Colombia                   [REDACTED*]
                     Comoros                    [REDACTED*]
                     Congo Republic             [REDACTED*]
                     Cook Island                [REDACTED*]
                     Costa Rica                 [REDACTED*]
                     Croatia                    [REDACTED*]
                     Cuba                       [REDACTED*]
                     Cyprus                     [REDACTED*]
                     Czechoslovakia             [REDACTED*]
                     Denmark                    [REDACTED*]
                     Diego Garcia               [REDACTED*]
                     Djibouti                   [REDACTED*]
                     Dominican Republic         [REDACTED*]
                     Dominica                   [REDACTED*]
                     Ecuador                    [REDACTED*]
                     Egypt                      [REDACTED*]
                     El Salvador                [REDACTED*]
                     Equatorial Guinea          [REDACTED*]
                     Eritrea                    [REDACTED*]
                     Estonia                    [REDACTED*]
                     Ethiopia                   [REDACTED*]
                     Faeroe Islands             [REDACTED*]
                     Falkland Islands           [REDACTED*]
                     Fiji Islands               [REDACTED*]
                     Finland                    [REDACTED*]
                     France                     [REDACTED*]
                     French Guiana              [REDACTED*]
                     French Polynesia           [REDACTED*]
                     Gabon                      [REDACTED*]
                     Gambia                     [REDACTED*]


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                     Georgia                    [REDACTED*]
                     Germany                    [REDACTED*]
                     Ghana                      [REDACTED*]
                     Gibraltar                  [REDACTED*]
                     Greece                     [REDACTED*]
                     Greenland                  [REDACTED*]
                     Grenada                    [REDACTED*]
                     Guadeloupe                 [REDACTED*]
                     Guam                       [REDACTED*]
                     Guantanamo                 [REDACTED*]
                     Guatemala                  [REDACTED*]
                     Guinea                     [REDACTED*]
                     Guinea-Bissau              [REDACTED*]
                     Guyana                     [REDACTED*]
                     Haiti                      [REDACTED*]
                     Honduras                   [REDACTED*]
                     Hong Kong                  [REDACTED*]
                     Hungary                    [REDACTED*]
                     Iceland                    [REDACTED*]
                     India                      [REDACTED*]
                     Indonesia                  [REDACTED*]
                     Iran                       [REDACTED*]
                     Iraq                       [REDACTED*]
                     Ireland                    [REDACTED*]
                     Israel                     [REDACTED*]
                     Italy                      [REDACTED*]
                     Ivory Coast                [REDACTED*]
                     Jamaica                    [REDACTED*]
                     Japan                      [REDACTED*]
                     Jordan                     [REDACTED*]
                     Kazakhstan                 [REDACTED*]
                     Kenya                      [REDACTED*]
                     Kiribati                   [REDACTED*]
                     Kuwait                     [REDACTED*]
                     Kyrgyzstan                 [REDACTED*]
                     Laos                       [REDACTED*]
                     Latvia                     [REDACTED*]
                     Lebanon                    [REDACTED*]
                     Lesotho                    [REDACTED*]
                     Liberia                    [REDACTED*]
                     Libya                      [REDACTED*]
                     Liechtenstein              [REDACTED*]
                     Lithuania                  [REDACTED*]
                     Luxembourg                 [REDACTED*]

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                     Macao                      [REDACTED*]
                     Macedonian                 [REDACTED*]
                     Madagascar                 [REDACTED*]
                     Malawi                     [REDACTED*]
                     Malaysia                   [REDACTED*]
                     Maldives                   [REDACTED*]
                     Mali Republic              [REDACTED*]
                     Malta                      [REDACTED*]
                     Marshall Islands           [REDACTED*]
                     Mauritania                 [REDACTED*]
                     Mauritius                  [REDACTED*]
                     Mayotte Island             [REDACTED*]
                     Mexico                     [REDACTED*]
                     Micronesia                 [REDACTED*]
                     Moldavia                   [REDACTED*]
                     Monaco                     [REDACTED*]
                     Mongolia                   [REDACTED*]
                     Montserrat                 [REDACTED*]
                     Morocco                    [REDACTED*]
                     Mozambique                 [REDACTED*]
                     Myanmar                    [REDACTED*]
                     Namibia                    [REDACTED*]
                     Nauru                      [REDACTED*]
                     Nepal                      [REDACTED*]
                     Netherlands                [REDACTED*]
                     Netherlands Antilles       [REDACTED*]
                     Nevis Island               [REDACTED*]
                     New Caledonia              [REDACTED*]
                     New Zealand                [REDACTED*]
                     Nicaragua.                 [REDACTED*]
                     Niger Republic             [REDACTED*]
                     Nigeria                    [REDACTED*]
                     Niue Island                [REDACTED*]
                     North Korea                [REDACTED*]
                     Norway                     [REDACTED*]
                     Oman                       [REDACTED*]
                     Pakistan                   [REDACTED*]
                     Palau Republic             [REDACTED*]
                     Panama                     [REDACTED*]
                     Papua New Guinea           [REDACTED*]
                     Paraguay                   [REDACTED*]
                     Peru                       [REDACTED*]
                     Philippines                [REDACTED*]
                     Poland                     [REDACTED*]

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                     Portugal                   [REDACTED*]
                     Qatar                      [REDACTED*]
                     Reunion Island             [REDACTED*]
                     Romania                    [REDACTED*]
                     Russia                     [REDACTED*]
                     Rwanda                     [REDACTED*]
                     Saint Helena               [REDACTED*]
                     Saint Kitts                [REDACTED*]
                     Saint Lucia                [REDACTED*]
                     Saint Pierre               [REDACTED*]
                     Saint Vincent              [REDACTED*]
                     Saipan                     [REDACTED*]
                     San Marino                 [REDACTED*]
                     Sao Tome                   [REDACTED*]
                     Saudi Arabia               [REDACTED*]
                     Senegal                    [REDACTED*]
                     Seychelles Island          [REDACTED*]
                     Sierra Leone               [REDACTED*]
                     Singapore                  [REDACTED*]
                     Slovakia                   [REDACTED*]
                     Slovenia                   [REDACTED*]
                     Solomon Island             [REDACTED*]
                     Somalia                    [REDACTED*]
                     South Africa               [REDACTED*]
                     South Korea                [REDACTED*]
                     Spain                      [REDACTED*]
                     Sri Lanka                  [REDACTED*]
                     Sudan                      [REDACTED*]
                     Suriname                   [REDACTED*]
                     Swaziland                  [REDACTED*]
                     Sweden                     [REDACTED*]
                     Switzerland                [REDACTED*]
                     Syria                      [REDACTED*]
                     Taiwan                     [REDACTED*]
                     Tajikstan                  [REDACTED*]
                     Tanzania                   [REDACTED*]
                     Thailand                   [REDACTED*]
                     Togo                       [REDACTED*]
                     Tonga                      [REDACTED*]
                     Trinidad & Tobago          [REDACTED*]
                     Tunisia                    [REDACTED*]
                     Turkey                     [REDACTED*]
                     Turkmenistan               [REDACTED*]
                     Turks & Caicos             [REDACTED*]

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN
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



                     Tuvalu                     [REDACTED*]
                     Uganda                     [REDACTED*]
                     Ukraine                    [REDACTED*]
                     United ArabEmirates        [REDACTED*]
                     United Kingdom             [REDACTED*]
                     Uruguay                    [REDACTED*]
                     Uzbekistan                 [REDACTED*]
                     Vanuatu                    [REDACTED*]
                     Vatican City               [REDACTED*]
                     Venezuela                  [REDACTED*]
                     Vietnam                    [REDACTED*]
                     Wallis & Futuna            [REDACTED*]
                     Western Samoa              [REDACTED*]
                     YemenArabRepublic          [REDACTED*]
                     Yugoslavia                 [REDACTED*]
                     Zaire                      [REDACTED*]
                     Zambia                     [REDACTED*]
                     Zimbabwe                   [REDACTED*]


     f. FPN Premiere FONCARD Service Usage is considered off-net originating.

2. TOLL FREE DISCOUNT. During each billing month of the Term Customer will receive the following Net Effective Usage rates and Discounts on its Premiere Toll Free Service:

     a. Customer will be charged a fixed Net Effective Usage rate in the applicable amount from the table below for its interstate Premiere Toll Free Service Usage Charges.

            Rate per Minute


            Dedicated              Switched
            ---------              --------
            [REDACTED*]            [REDACTED*]


     b.     Customer will be charged a fixed Net Effective Usage rate in the
     applicable amount   from the table below for its intrastate Premiere Toll
     Free Service Usage Charges in the following states.

                    Rate Per Minute
                    ---------------

            State        Dedicated      Switched
            -----        ---------      --------
            California   [REDACTED*]    [REDACTED*]
            Washington
            Oregon
            Florida
            New York
            Illinois

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     c.     Customer will receive [REDACTED*], on its intrastate Premiere Toll
     Free Service Usage Charges, except in those states listed in 2.b. above:

3. INTERNATIONAL TOLL FREE SERVICE DISCOUNT. Customer will receive [REDACTED*], on its International Toll Free Service Usage Charges.


4.   SPRINT INTERNATIONAL ACCESS DISCOUNT.

     a. Customer will be charged a fixed Net Effective Usage Rate based on the sum of (i) the applicable rate from Table A for the country from which a particular call is made and (ii) the applicable rate from Table B for the country to which a particular call is made for its Sprint International Access Service Usage Charges.

                                   TABLE A

                      COUNTRY                 RATE PER MINUTE
                      -------                 ---------------
                      Antigua                   [REDACTED*]
                      Australia                 [REDACTED*]
                      Bahamas                   [REDACTED*]
                      Bahrain                   [REDACTED*]
                      Barbados                  [REDACTED*]
                      Belgium                   [REDACTED*]
                      Bermuda                   [REDACTED*]
                      Bolivia                   [REDACTED*]
                      Brazil                    [REDACTED*]
                      Canada                    [REDACTED*]
                      Cayman Islands            [REDACTED*]
                      Chile                     [REDACTED*]
                      China                     [REDACTED*]
                      Colombia                  [REDACTED*]
                      Costa Rica                [REDACTED*]
                      Cyprus                    [REDACTED*]
                      Denmark                   [REDACTED*]
                      Dominican Republic        [REDACTED*]
                      Ecuador                   [REDACTED*]
                      El Salvador               [REDACTED*]
                      Finland                   [REDACTED*]
                      France                    [REDACTED*]
                      Germany                   [REDACTED*]
                      Guam                      [REDACTED*]
                      Guatemala                 [REDACTED*]

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN
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



                      Hong Kong                 [REDACTED*]
                      Indonesia                 [REDACTED*]
                      Ireland                   [REDACTED*]
                      Israel                    [REDACTED*]
                      Italy                     [REDACTED*]
                      Japan                     [REDACTED*]
                      Liechtenstein             [REDACTED*]
                      Luxembourg                [REDACTED*]
                      Malaysia                  [REDACTED*]
                      Mexico                    [REDACTED*]
                      Monaco                    [REDACTED*]
                      Netherlands               [REDACTED*]
                      Netherlands Antilles      [REDACTED*]
                      New Zealand               [REDACTED*]
                      Nicaragua                 [REDACTED*]
                      Norway                    [REDACTED*]
                      Panama                    [REDACTED*]
                      Philippines               [REDACTED*]
                      Poland                    [REDACTED*]
                      Portugal                  [REDACTED*]
                      Saipan                    [REDACTED*]
                      San Marino                [REDACTED*]
                      Singapore                 [REDACTED*]
                      South Africa              [REDACTED*]
                      South Korea               [REDACTED*]
                      Spain                     [REDACTED*]
                      Sweden                    [REDACTED*]
                      Switzerland               [REDACTED*]
                      Taiwan                    [REDACTED*]
                      Thailand                  [REDACTED*]
                      Trinidad & Tobago         [REDACTED*]
                      Turkey                    [REDACTED*]
                      United Kingdom            [REDACTED*]
                      United States             [REDACTED*]
                      Vatican City              [REDACTED*]
                      Venezuela                 [REDACTED*]

                                   TABLE B

                       COUNTRY               RATE PER MINUTE
                       -------
                       Albania                 [REDACTED*]
                       Algeria                 [REDACTED*]
                       American Samoa          [REDACTED*]
                       Andorra                 [REDACTED*]
                       Angola                  [REDACTED*]
                       Anguilla                [REDACTED*]

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



                       Antigua                 [REDACTED*]
                       Argentina               [REDACTED*]
                       Armenia                 [REDACTED*]
                       Aruba                   [REDACTED*]
                       Ascension Island        [REDACTED*]
                       Australia               [REDACTED*]
                       Austria                 [REDACTED*]
                       Azerbaijan              [REDACTED*]
                       Bahamas                 [REDACTED*]
                       Bahrain                 [REDACTED*]
                       Bangladesh              [REDACTED*]
                       Barbados                [REDACTED*]
                       Belarus                 [REDACTED*]
                       Belgium                 [REDACTED*]
                       Belize                  [REDACTED*]
                       Benin                   [REDACTED*]
                       Bermuda                 [REDACTED*]
                       Bhutan                  [REDACTED*]
                       Bolivia                 [REDACTED*]
                       Bosnia-Herzegovinia     [REDACTED*]
                       Botswana                [REDACTED*]
                       Brazil                  [REDACTED*]
                       British Virgin Islands  [REDACTED*]
                       Brunei                  [REDACTED*]
                       Bulgaria                [REDACTED*]
                       Burkina Faso            [REDACTED*]
                       Burundi                 [REDACTED*]
                       Cambodia                [REDACTED*]
                       Cameroon                [REDACTED*]
                       Canada                  [REDACTED*]
                       Cape Verde Islands      [REDACTED*]
                       Cayman Islands          [REDACTED*]
                       Central African Rep     [REDACTED*]
                       Chad Republic           [REDACTED*]
                       Chile                   [REDACTED*]
                       China                   [REDACTED*]
                       Colombia                [REDACTED*]
                       Comoros                 [REDACTED*]
                       Congo Republic          [REDACTED*]
                       Cook Island             [REDACTED*]
                       Costa Rica              [REDACTED*]
                       Croatia                 [REDACTED*]
                       Cuba                    [REDACTED*]
                       Cyprus                  [REDACTED*]

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN
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



                       Czechoslovakia          [REDACTED*]
                       Denmark                 [REDACTED*]
                       Diego Garcia            [REDACTED*]
                       Djibouti                [REDACTED*]
                       Dominican Republic      [REDACTED*]
                       Dominica                [REDACTED*]
                       Ecuador                 [REDACTED*]
                       Egypt                   [REDACTED*]
                       El Salvador             [REDACTED*]
                       Equatorial Guinea       [REDACTED*]
                       Eritrea                 [REDACTED*]
                       Estonia                 [REDACTED*]
                       Ethiopia                [REDACTED*]
                       Faeroe Islands          [REDACTED*]
                       Falkland Islands        [REDACTED*]
                       Fiji Islands            [REDACTED*]
                       Finland                 [REDACTED*]
                       France                  [REDACTED*]
                       French Guiana           [REDACTED*]
                       French Polynesia        [REDACTED*]
                       Gabon                   [REDACTED*]
                       Gambia                  [REDACTED*]
                       Georgia                 [REDACTED*]
                       Germany                 [REDACTED*]
                       Ghana                   [REDACTED*]
                       Gibraltar               [REDACTED*]
                       Greece                  [REDACTED*]
                       Greenland               [REDACTED*]
                       Grenada                 [REDACTED*]
                       Guadeloupe              [REDACTED*]
                       Guam                    [REDACTED*]
                       Guantanamo              [REDACTED*]
                       Guatemala               [REDACTED*]
                       Guinea                  [REDACTED*]
                       Guinea-Bissau           [REDACTED*]
                       Guyana                  [REDACTED*]
                       Haiti                   [REDACTED*]
                       Honduras                [REDACTED*]
                       Hong Kong               [REDACTED*]
                       Hungary                 [REDACTED*]
                       Iceland                 [REDACTED*]
                       India                   [REDACTED*]
                       Indonesia               [REDACTED*]
                       Iran                    [REDACTED*]

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN
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



                       Iraq                    [REDACTED*]
                       Ireland                 [REDACTED*]
                       Israel                  [REDACTED*]
                       Italy                   [REDACTED*]
                       Ivory Coast             [REDACTED*]
                       Jamaica                 [REDACTED*]
                       Japan                   [REDACTED*]
                       Jordan                  [REDACTED*]
                       Kazakhstan              [REDACTED*]
                       Kenya                   [REDACTED*]
                       Kiribati                [REDACTED*]
                       Kuwait                  [REDACTED*]
                       Kyrgyzstan              [REDACTED*]
                       Laos                    [REDACTED*]
                       Latvia                  [REDACTED*]
                       Lebanon                 [REDACTED*]
                       Lesotho                 [REDACTED*]
                       Liberia                 [REDACTED*]
                       Libya                   [REDACTED*]
                       Liechtenstein           [REDACTED*]
                       Lithuania               [REDACTED*]
                       Luxembourg              [REDACTED*]
                       Macao                   [REDACTED*]
                       Macedonian              [REDACTED*]
                       Madagascar              [REDACTED*]
                       Malawi                  [REDACTED*]
                       Malaysia                [REDACTED*]
                       Maldives                [REDACTED*]
                       Mali Republic           [REDACTED*]
                       Malta                   [REDACTED*]
                       Marshall Islands        [REDACTED*]
                       Mauritania              [REDACTED*]
                       Mauritius               [REDACTED*]
                       Mayotte Island          [REDACTED*]
                       Mexico                  [REDACTED*]
                       Micronesia              [REDACTED*]
                       Moldavia                [REDACTED*]
                       Monaco                  [REDACTED*]
                       Mongolia                [REDACTED*]
                       Montserrat              [REDACTED*]
                       Morocco                 [REDACTED*]
                       Mozambique              [REDACTED*]
                       Myanmar                 [REDACTED*]
                       Namibia                 [REDACTED*]

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN
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                  SPRINT PROPRIETARY INFORMATION - RESTRICTED

                       Nauru                   [REDACTED*]
                       Nepal                   [REDACTED*]
                       Netherlands             [REDACTED*]
                       Netherlands             [REDACTED*]
                       Antilles                [REDACTED*]
                       Nevis Island            [REDACTED*]
                       New Caledonia           [REDACTED*]
                       New Zealand             [REDACTED*]
                       Nicaragua               [REDACTED*]
                       Niger Republic          [REDACTED*]
                       Nigeria                 [REDACTED*]
                       Niue Island             [REDACTED*]
                       North Korea             [REDACTED*]
                       Norway                  [REDACTED*]
                       Oman                    [REDACTED*]
                       Pakistan                [REDACTED*]
                       Palau Republic          [REDACTED*]
                       Panama                  [REDACTED*]
                       Papua New Guinea        [REDACTED*]
                       Paraguay                [REDACTED*]
                       Peru                    [REDACTED*]
                       Philippines             [REDACTED*]
                       Poland                  [REDACTED*]
                       Portugal                [REDACTED*]
                       Qatar                   [REDACTED*]
                       Reunion Island          [REDACTED*]
                       Romania                 [REDACTED*]
                       Russia                  [REDACTED*]
                       Rwanda                  [REDACTED*]
                       Saint Helena            [REDACTED*]
                       Saint Kitts             [REDACTED*]
                       Saint Lucia             [REDACTED*]
                       Saint Pierre            [REDACTED*]
                       Saint Vincent           [REDACTED*]
                       Saipan                  [REDACTED*]
                       San Marino              [REDACTED*]
                       Sao Tome                [REDACTED*]
                       Saudi Arabia            [REDACTED*]
                       Senegal                 [REDACTED*]
                       Seychelles Island       [REDACTED*]
                       Sierra Leone            [REDACTED*]
                       Singapore               [REDACTED*]
                       Slovakia                [REDACTED*]
                       Slovenia                [REDACTED*]
                       Solomon Island          [REDACTED*]

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                                       20

                       Somalia                 [REDACTED*]
                       South Africa            [REDACTED*]
                       South Korea             [REDACTED*]
                       Spain                   [REDACTED*]
                       Sri Lanka               [REDACTED*]
                       Sudan                   [REDACTED*]
                       Suriname                [REDACTED*]
                       Swaziland               [REDACTED*]
                       Sweden                  [REDACTED*]
                       Switzerland             [REDACTED*]
                       Syria                   [REDACTED*]
                       Taiwan                  [REDACTED*]
                       Tajikstan               [REDACTED*]
                       Tanzania                [REDACTED*]
                       Thailand                [REDACTED*]
                       Togo                    [REDACTED*]
                       Tonga                   [REDACTED*]
                       Trinidad & Tobago       [REDACTED*]
                       Tunisia                 [REDACTED*]
                       Turkey                  [REDACTED*]
                       Turkmenistan            [REDACTED*]
                       Turks & Caicos          [REDACTED*]
                       Tuvalu                  [REDACTED*]
                       Uganda                  [REDACTED*]
                       Ukraine                 [REDACTED*]
                       United ArabEmirates     [REDACTED*]
                       United Kingdom          [REDACTED*]
                       United States           [REDACTED*]
                       Uruguay                 [REDACTED*]
                       Uzbekistan              [REDACTED*]
                       Vanuatu                 [REDACTED*]
                       Vatican City            [REDACTED*]
                       Venezuela               [REDACTED*]
                       Vietnam                 [REDACTED*]
                       Wallis & Futuna         [REDACTED*]
                       Western Samoa           [REDACTED*]
                       YemenArabRepublic       [REDACTED*]
                       Yugoslavia              [REDACTED*]
                       Zaire                   [REDACTED*]
                       Zambia                  [REDACTED*]
                       Zimbabwe                [REDACTED*]



     b. Customer will receive [REDACTED*] billing increments for its Sprint International Access Service Usage Charges.

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



     c. Customer will receive a [REDACTED*]% Net Effective Usage Discount, in lieu of all other Discounts, on its Sprint International Access per call surcharges.


     d. Customer will not be issued actual FONCARDs that would typically be issued with this Service. Instead, Customer will create and distribute its own card and carrier ("Customer Card") which shall contain the appropriate toll free numbers required to utilize this Service. The Customer Card must contain the Sprint logo in conformity with Sprint's written guidelines, and Customer must obtain Sprint's written approval of the Customer Card prior to its production and distribution. Sprint is not liable for any costs associated with the Customer Cards, including but not limited to, any costs associated with production costs necessary to correct or change any toll free number printed thereon. Customer's members to whom the Customer Cards are distributed are the sole and exclusive customers of Customer. For the Term of this Agreement and the two years thereafter, Sprint will not solicit Customer's customers as a result of Sprint identifying such customers by virtue of the relationship of the parties in this Agreement.


     e. The rates described in subsection 4.a. above are inclusive of [REDACTED*]. However, as stated herein, Sprint reserves the right to pass on to Customer any tax, levy, or other surcharge which Sprint is obligated to pay to a governmental authority or other third-party (e.g. foreign P.T.T.), where: (1) such obligation is imposed by valid and lawful legislation or other regulation, and (2) such obligation arises directly out of the use of Sprint's Services pursuant to this Agreement.

     f. Using its standard fraud detection capabilities, Sprint shall set detection parameters for calling card abuse in consultation with Customer. Sprint [REDACTED*] for the use of Sprint calling card authorization codes (including FONcard codes) attributable to a code that has been lost, stolen or otherwise fraudulently compromised. Customer agrees that unauthorized use of a card code resulting from calling card abuse by a Customer employee, an authorized card holder, or any other person (such as a relative or acquaintance) to whom access to a card code is intentionally permitted or facilitated by a Customer employee or authorized card holder, does not constitute fraudulent use. During the Term Sprint's total liability for fraud under this subsection shall be limited to [REDACTED*]% of Customer's Sprint International Access Service Usage Charges attributable to fraud. However, in no event shall Sprint's liability exceed a maximum of [REDACTED*]% of Customer's aggregated Sprint International Service Usage Charges at any time during the Term.


5.   INSTALL WAIVERS.  Sprint will waive:


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



     a. [REDACTED*]% of installation charges (including non-recurring COC and ACF charges) on Sprint provided, domestic, voice service T-1 access lines installed during the Term.

     Access lines installed under subsection a. above are subject to a [REDACTED*] month continuous use requirement. If Customer disconnects any access line receiving an installation waiver prior to the conclusion of the minimum required continuous use period, Customer must pay a prorated portion of the waived installation charges based upon the number of months remaining in the period.


6.   CREDITS

     a.     Following the conclusion of the Second MAC Contract Year One,
     Sprint will issue an INCREMENTAL Credit as set forth in the table below based upon Customer's Second MAC Contributory Services Usage Minutes and Customer's compliance with Section 5.d.v) of the Agreement. The Credit will be applied in the billing month following the conclusion of the Second MAC Contract Year One.


          Actual Second MAC Contributory
          Services Usage Minutes                   Incremental Usage Credit
          ----------------------                   ------------------------
          [REDACTED*]                              [REDACTED*]


     If Customer's Second MAC Contributory Services Usage is not in compliance with Section 5.d.v) of the Agreement, Sprint will issue an INCREMENTAL Credit as set forth in the table below based upon Customer's Second MAC Contributory Services Usage Charges. The Credit will be applied in the billing month following the conclusion of the Second MAC Contract Year One.


          Actual Second MAC Contributory
          Services Usage Minutes                   Incremental Usage Credit
          ----------------------                   ------------------------
          [REDACTED*]                              [REDACTED*]


     b. Following the conclusion of the Second MAC Contract Year Two and each Second MAC Contract Year during a Renewal Term, Sprint will issue an INCREMENTAL Credit as set forth in the table below based upon Customer's Second MAC Contributory Services Usage Minutes and Customer's compliance with Section


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


     5.d.v) of the Agreement. The Credit will be applied in the billing month following the conclusion of the Second MAC Contract Year Two.


          Actual Second MAC Contributory
          Services Usage Minutes             Incremental Usage Credit
          ----------------------             ------------------------
          [REDACTED*]                        [REDACTED*]


     If Customer's Second MAC Contributory Services Usage is not in compliance with Section 5.d.v) of the Agreement, Sprint will issue an INCREMENTAL Credit as set forth in the table below based upon Customer's Second MAC Contributory Services Usage Charges. The Credit will be applied in the billing month following the conclusion of the Second MAC Contract Year Two.


          Actual Second MAC Contributory
          Services Usage Minutes             Incremental Usage Credit
          ----------------------             ------------------------
          [REDACTED*]                        [REDACTED*]


7.   ACCESS.

     a. Customer will receive a [REDACTED*]% Discount, in lieu of all other Discounts, on its monthly recurring Sprint provided, domestic, voice service T-1 access line charges (not including ACF, COC and other access related charges) for access lines installed for a two year or longer order term during the Term.

     b. Sprint will waive [REDACTED*]% of the monthly recurring ACF charges on Sprint provided, domestic, voice service T-1 access lines installed during the Term.

     c. Sprint will waive [REDACTED*]% of the monthly recurring COC charges on Sprint provided, domestic, voice service T-1 access lines installed during the Term.

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN
  OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
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